SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OF 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       August 9, 2002

                       Knight-Ridder,Inc.
(Exact name of registrant as specified in its charter)

Florida	1-7553	38-0723657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 W. San Fernando Street, San Jose, California	95113
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code       (408) 938-7700

                                   Inapplicable
(Former name or former address if changed since last report)

Item 9.  Regulation FD Disclosure

             On August 9, 2002, Knight-Ridder, Inc. (the “Company”) submitted to the SEC its Quarterly Report on Form 10-Q for the period ended June 30, 2002 (the “Report”). Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Report was accompanied by the written statement of each of the Principal Executive Officer, P. Anthony Ridder, and Principal Financial Officer, Gary Effren, of the Company.

             A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHT-RIDDER, INC.

By: /s/ MARGARET RANDAZZO
Margaret Randazzo
Vice President and Controller

Dated: August 9, 2002

EXHIBIT INDEX

Exhibit Number	Name

99.1	Certification of Principal Executive Officer dated August 8, 2002 Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification of Principal Financial Officer dated August 8, 2002 Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.